                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6565
H&Q Life Sciences Investors (Exact name of registrant as specified in charter) 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Address of principal executive offices)
30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)
Registrant's telephone number, including area code: 617-772-8500
Date of fiscal year end: 09/30/04

Date of reporting period: 09/30/04

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

[GRAPHIC]

ANNUAL REPORT
2004

     To our Shareholders:

At fiscal year-end on September 30, 2004, the net asset value per share of your Fund was $15.90. During the twelve month period ending September 30, 2004, total return at net asset value of your Fund was 3.87%. During the most recent six month period ending September 30, 2004, total return at net asset value of your Fund was -6.53%. The total investment return at market was 15.52% during the twelve month period ended September 30, 2004 and was 0.68% during the six month period ended September 30, 2004. Comparisons to relevant indices are listed below:

                                      SIX MONTHS
                                         ENDED              FISCAL YEAR
2004 TOTAL RETURNS                      9/30/04             (12 MONTHS)
-----------------------------------------------------------------------
Investment Return at market              +0.68%               +15.52%
Net Asset Value                          -6.53%                +3.87%
NASDAQ Biotech Index                     -8.17%                -0.82%
AMEX Biotech Index                       -0.40%               +15.62%
Dow Jones Industrial Average             -2.68%                +8.68%
S&P 500                                  -0.25%               +13.87%
NASDAQ Industrials                       -4.00%               +14.53%
Russell 2000                             -2.94%               +17.48%

The third calendar quarter exhibited mixed results for the healthcare/biotech sectors. As the quarter began, both the American Stock Exchange Biotechnology Index (BTK) and the NASDAQ Biotechnology Index (NBI) were declining, continuing a trend that had been in place since March. Both indices reached a nadir in early/mid August and then advanced noticeably as the quarter progressed. This upward trend continued through the early part of the fourth calendar quarter. Overall the biotech sector, as measured by these indices continues to be somewhat volatile. It is our opinion that recent price trends have not been driven by events within the healthcare or biotechnology sector. Rather we think that external events, including presidential election dynamics, movement in energy costs and geopolitical developments have drowned out sector news. It may also be that rotation of funds into and out of the biotech sector may have also had an effect. Within the biotech sector, there has been both positive encouraging and negative discouraging news (in terms of clinical results, FDA panel meetings and and/or product approvals). In our view, neither the good nor the bad news has been dominating. And as indicated, we think the sector view has been overwhelmed by general market factors. We are encouraged that the first few weeks of the fourth calendar quarter have produced encouraging results. We are particularly encouraged now that there is a definitive result in the presidential election.

We think that there are pending positive events within the biotech sector that could buoy the biotech market. We are less sanguine about the big pharmaceutical company space given the negative background impact of pricing uncertainties as well as Merck's recent difficulties surrounding the withdrawl of Vioxx from the market. Given recent weakness in the generic group we are cautious about the prospects of that group. At this point we are more impressed with the prospects of the biotechnology sector and have established new positions in companies which we think have interesting products and/or pipelines. We also have a generally favorable view of the prospects for the medtech sector.

During the quarter, the Fund established positions in Ariad Pharmaceuticals, Barr Pharmaceuticals, Guilford Pharmaceuticals, Myogen, Seattle Genetics, and Vicuron Pharmaceuticals. The Fund increased its holdings of Adolor Corporation, and deCode Genetics. The Fund's position in Amgen increased as a result of Amgen's acquisition of Tularik which was also held by the Fund. The Fund decreased its holdings in Celgene, IVAX, and Pozen. The Fund exited its positions in Durect, Encysive Pharmaceuticals, and United Therapeutics.

Within the venture portfolio, the Fund made follow on investments in Conor Medsystems, and made an initial investment in Provident Senior Living Trust.

Please note that we have elected to change the principal indices against which we benchmark performance. During the last several years, we have used a comparison to the American Stock Exchange's Biotech Index (commonly known at the BTK) as our principal comparator. This index comprises 17 relatively large biotechnology companies. As of September 30, 2004 seven of the Fund's 44 publicly traded investments were components of the BTK. One transaction completed in the quarter ended September 30, 2004 involved a BTK component. In contrast to the BTK, the NASDAQ Biotech index (commonly known as the NBI) is comprised of approximately 150 small and large biotech companies including several companies that are also part of the BTK. As of September 30, 2004, 30 of the Fund's 44 publicly traded investments were components of the NBI. During the quarter ended September 30, 2004, 11 of the 16 position changes made by the Fund involved NBI components. We believe that the NBI is the more appropriate primary index with which to compare performance. In addition to the primary index, the Fund has traditionally reported performance of the Dow Jones Industrial Average, the Russell 2000 index and the NASDAQ Industrials. Going forward, we will not use these indices as comparators but will compare the Fund's performance (both NAV and total stock return) to the S&P 500.

As always, please feel free to call me with any questions or comments you might have. As you may have noticed, the focus of this shareholder letter has been changed to emphasize specific developments in the biotech and healthcare sector and in the portfolio. This change is the result of shareholder input. Several shareholders have suggested that the macroeconomic views we have presented in the past are available elsewhere. It was suggested that shareholders would rather hear more about the sector in which the Fund invests and about specific events within the Fund's portfolio. We thought that was a good idea. Please let us know if you agree (or disagree). Also note that the organization and presentation of information in this portion of the annual report has been changed to comply with recent regulatory requirement changes. And finally, we have changed the paper stock on which the report is printed to reduce costs.


/s/ Daniel R. Omstead

Daniel R. Omstead
President

                           H&Q LIFE SCIENCES INVESTORS

                                LARGEST HOLDINGS
                            AS OF SEPTEMBER 30, 2004

                                                     % OF NET ASSETS
                                                     ---------------
           Telik                                           3.45%
           Amgen                                           3.40%
           Cubist Pharmaceuticals                          3.03%
           Gilead Sciences                                 2.92%
           Celgene                                         2.91%
           Genzyme                                         2.86%
           Pfizer                                          2.84%
           MedImmune                                       2.43%
           Impax Laboratories                              2.22%
           Adolor                                          2.07%

                           H&Q LIFE SCIENCES INVESTORS

                                    PORTFOLIO
                            AS OF SEPTEMBER 30, 2004

[CHART]
                                               RESTRICTED  NON-RESTRICTED

           BIOPHARMACEUTICALS                  0.00%       31.16%
           DRUG DELIVERY                       0.00%        1.51%
           DRUG DISCOVERY TECHNOLOGIES         5.31%        3.22%
           EMERGING BIOPHARM.                  7.55%       16.48%
           GENERIC PHARMACEUTICALS             0.00%        7.65%
           HEALTHCARE SERVICES                 5.08%        3.18%
           MEDICAL DEVICES AND DIAGNOSTICS     7.89%        4.02%
           TEMPORARY INVESTMENTS               0.00%        6.93%

                              FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

                              ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 24, 2004 at 9:00 a.m. The Shareholders voted to elect two Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                    FOR       WITHHELD   BROKER NON VOTES
                                    ---       --------   ----------------
Lawrence S. Lewin                10,381,625    222,827           0
Uwe E. Reinhardt, Ph.D.          10,381,680    222,772           0

These nominees were elected to serve until the 2007 Annual Meeting of Shareholders. Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky will serve until the 2005 Annual Meeting. Trustees serving until the 2006 Annual Meeting are Daniel R. Omstead, EngScD and Henri A. Termeer.

                           H&Q LIFE SCIENCES INVESTORS

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2004

    SHARES                                                                            VALUE
---------------                                                                  ----------------
                 CONVERTIBLE SECURITIES - 19.6% OF NET ASSETS
                 CONVERTIBLE PREFERRED (RESTRICTED) - 19.5%
                 DRUG DISCOVERY TECHNOLOGIES - 3.3%
      1,587,302   Agilix Series B*^                                              $        380,952
        566,958   Avalon Pharmaceuticals Series B*                                        680,350
        250,000   Ceres Series C*                                                       1,500,000
         18,296   Ceres Series C-1*#                                                      109,776
        174,200   Ceres Series D*#                                                      1,045,200
        932,488   Galileo Laboratories Series F-1*                                        326,371
        808,473   Idun Pharmaceuticals Series A-1*                                      1,657,370
        308,642   Idun Pharmaceuticals Series B-1*                                        493,827
      1,150,000   Triad Therapeutics Series A*                                              1,150
        350,000   Triad Therapeutics Series B*                                                350
        800,000   Triad Therapeutics Series C*                                            120,000
        200,000   Zyomyx Series A New*                                                     20,000
            200   Zyomyx Series B New*                                                         20
                 EMERGING BIOPHARMACEUTICALS - 4.6%
        634,921   Agensys Series C*                                                     2,000,001
      1,724,138   Corus Pharmaceutical Series C*                                        2,000,000
      1,212,121   Raven biotechnologies Series B*                                       1,006,060
      1,872,772   Raven biotechnologies Series C*                                       1,554,401
         30,920   Therion Biologics Series A*                                              55,656
        160,000   Therion Biologics Series B*#                                            288,000
        271,808   Therion Biologics Series C*                                             489,254
         28,991   Therion Biologics Sinking Fund*                                             290
      1,400,000   Xanthus Life Sciences Series B*                                       1,400,000
                 HEALTHCARE SERVICES - 3.8%
      1,051,429   CardioNet Series C*                                                   3,680,002
        322,168   CytoLogix Series A*                                                     265,789
        151,420   CytoLogix Series B*#                                                    124,922
      3,589,744   PHT Series D*^                                                        2,800,000
        604,173   PHT Series E*^                                                          471,255
                 MEDICAL DEVICES AND DIAGNOSTICS - 7.8%
      3,235,293   Concentric Medical Series B*^                                         2,782,352
      1,162,790   Concentric Medical Series C*^                                           999,999
      1,333,333   Conor Medsystems Series D*                                            3,333,333
        140,000   Conor Medsystems Series E*                                              350,000
        177,778   EPR Series A*                                                             1,778
        130,000   Masimo Series D*                                                      1,430,000
      1,088,436   OmniSonics Medical Technologies Series B*                             1,454,150
      1,031,992   OmniSonics Medical Technologies Series C*                             1,200,000
        434,782   TherOx Series H*                                                        643,477
        546,875   VNUS Medical Technologies Series E*                                   2,800,000
                                                                                 ----------------
                                                                                 $     37,466,085
                                                                                 ----------------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
    AMOUNT                                                                            VALUE
---------------                                                                  ----------------
                 CONVERTIBLE SECURITIES - CONTINUED
                 CONVERTIBLE BONDS AND NOTES (RESTRICTED) - 0.1%
                 HEALTHCARE SERVICES - 0.06%
$       112,224   CytoLogix 6.75% Cvt. Note,+                                    $        112,224
                 MEDICAL DEVICES AND DIAGNOSTICS - 0.07%
        133,515   TherOx 6.0% Bridge Note, due 2006#                                      133,515
                                                                                 ----------------
                                                                                 $        245,739
                                                                                 ----------------
                 TOTAL CONVERTIBLE SECURITIES
                  (Cost $48,973,667)                                             $     37,711,824
                                                                                 ----------------
    SHARES
---------------
                 COMMON STOCKS - 73.4%
                 BIOPHARMACEUTICALS - 31.2%
        114,945   Amgen*                                                         $      6,515,084
         95,900   Celgene*                                                              5,584,257
        275,126   Corixa*#                                                              1,144,524
        588,182   Cubist Pharmaceuticals*                                               5,811,238
        233,484   CV Therapeutics*                                                      2,918,550
        205,600   Enzon Pharmaceuticals*                                                3,279,320
        101,000   Genzyme*                                                              5,495,410
        150,000   Gilead Sciences*                                                      5,607,000
         59,000   Imclone Systems*                                                      3,118,150
        197,000   MedImmune*                                                            4,668,900
        240,000   Millennium Pharmaceuticals*                                           3,290,400
         72,200   Neurocrine Biosciences*                                               3,404,952
        178,000   Pfizer                                                                5,446,800
        174,500   Pozen*                                                                1,525,130
        437,200   Vivus*                                                                1,967,400
                                                                                 ----------------
                                                                                       59,777,115
                                                                                 ----------------
                 DRUG DELIVERY - 1.5%
        555,555   DepoMed*                                                              2,899,997
                                                                                 ----------------
                 DRUG DISCOVERY TECHNOLOGIES - 5.2%
        525,400   deCODE Genetics*                                                      3,956,262
        337,800   Lexicon Genetics*                                                     2,226,102
        571,428   Senomyx (Restricted)*                                                 3,857,139
        200,000   Zyomyx (Restricted)*                                                      2,000
                                                                                 ----------------
                                                                                       10,041,503
                                                                                 ----------------
                 EMERGING BIOPHARMACEUTICALS - 19.4%
         40,000   ACADIA Pharmaceuticals, Inc.*                                           311,600
        243,868   ACADIA Pharmaceuticals, Inc. (Restricted)*                            1,426,628
        353,000   Adolor*                                                               3,971,250
        144,147   Ariad*                                                                  964,343
        306,463   Dyax*                                                                 2,341,377
        489,400   Exelixis*                                                             3,944,564

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                             VALUE
---------------                                                                  ----------------
                 EMERGING BIOPHARMACEUTICALS - CONTINUED
        225,600   Guilford Pharmaceuticals*                                      $      1,128,000
        380,700   Kosan Biosciences*                                                    2,192,832
        255,400   Myogen (Restricted)*#@                                                1,758,429
        152,000   Pharmacyclics*                                                        1,567,120
         66,317   Rigel Pharmaceuticals*                                                1,677,820
        232,600   Sangamo Biosciences*                                                  1,132,762
        220,200   Seattle Genetics*                                                     1,446,714
        676,924   Sirna Therapeutics*                                                   2,071,387
        296,428   Telik*                                                                6,610,344
        177,103   Theravance (Restricted)*                                              2,470,599
         22,224   Therion Biologics (Restricted) C-2 Units*#                               40,003
        146,982   Therion Biologics (Restricted)*                                           1,470
        153,000   Vicuron Pharmaceuticals*                                              2,246,040
                                                                                 ----------------
                                                                                       37,303,282
                                                                                 ----------------
                 GENERIC PHARMACEUTICALS - 7.7%
         59,500   Barr Pharmaceuticals*                                                 2,465,085
        277,131   Impax Laboratories*                                                   4,256,732
        172,250   IVAX*                                                                 3,298,588
         70,000   Par Pharmaceutical Companies*                                         2,515,100
         82,800   Teva Pharmaceutical Industries ADR                                    2,148,660
                                                                                 ----------------
                                                                                       14,684,165
                                                                                 ----------------
                 HEALTHCARE SERVICES - 4.4%
         56,900   Charles River Laboratories*                                           2,606,020
         17,416   Dakocytomation (Restricted)*<                                           181,301
        140,000   Provident Senior Living (Restricted)@++                               2,100,000
        204,139   Syntiro Healthcare Weblink (Restricted)*#                                 2,041
        503,000   WebMD*                                                                3,500,880
                                                                                 ----------------
                                                                                        8,390,242
                                                                                 ----------------
                 MEDICAL DEVICES AND DIAGNOSTICS - 4.0%
        583,929   Biofield*@                                                               29,196
        244,200   CTI Molecular Imaging*                                                1,970,694
         52,700   IDEXX Laboratories*                                                   2,673,998
        130,000   Masimo Laboratories (Restricted)*                                         1,300
        680,000   Orthovita*                                                            3,043,000
        139,019   Songbird Hearing (Restricted)*                                            1,390
                                                                                 ----------------
                                                                                        7,719,578
                                                                                 ----------------
                 TOTAL COMMON STOCKS
                  (Cost $112,641,841)                                            $    140,815,882
                                                                                 ----------------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
    AMOUNT                                                                            VALUE
---------------                                                                  ----------------
                 TEMPORARY INVESTMENTS - 6.9%
$     7,000,000   American Express Credit Corp.; 1.65%,
                   due 10/1/04                                                   $      7,000,000
      6,300,000   United Parcel Service; 1.63%,
                   due 10/15/04                                                         6,296,007
                                                                                 ----------------
                 TOTAL TEMPORARY INVESTMENTS
                  (Cost $13,296,007)                                             $     13,296,007
                                                                                 ----------------
                 TOTAL INVESTMENTS
                  (Cost $174,911,515)                                            $    191,823,713
                                                                                 ================

----------
*    Non income-producing security.
#    With warrants attached.
<    Foreign security.
+    Variable maturity.
@ Exchange traded security fair valued by the Valuation Committee of the Board of Trustees.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $7,434,558).
++   Real Estate Investment Trust.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2004

ASSETS:
  Investments in non affiliated issuers, at value
   (identified cost $166,406,970; see Schedule of
   Investments)                                                                  $    184,389,155
  Investments in affiliated issuers, at value
   (identified cost $8,504,545; see Schedule of
   Investments)                                                                         7,434,558
  Cash                                                                                    731,171
  Interest receivable                                                                      23,082
  Receivable for investments sold                                                         468,000
  Prepaid expenses                                                                         49,479
                                                                                 ----------------
         Total assets                                                            $    193,095,445
                                                                                 ----------------
LIABILITIES:
  Payable for investments purchased                                              $        888,934
  Accrued advisory fee                                                                    231,737
  Accrued audit fee                                                                        52,500
  Accrued shareholder reporting fees                                                       32,828
  Accrued other                                                                            51,462
                                                                                 ----------------
         Total liabilities                                                       $      1,257,461
                                                                                 ----------------

NET ASSETS                                                                       $    191,837,984
                                                                                 ================

SOURCES OF NET ASSETS:
  Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 12,066,409 shares issued and
   outstanding                                                                   $    169,010,011

  Accumulated net realized gain on investments                                          5,915,775

  Net unrealized gain on investments                                                   16,912,198
                                                                                 ----------------

         Total net assets (equivalent to $15.90 per
         share based on 12,066,409 shares outstanding)                           $    191,837,984
                                                                                 ================

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME:
  Dividend income (net of foreign tax
   of $3,068)                                                                    $        129,643
  Interest income from non affiliated issuers                                             186,062
  Interest income from affiliated issuers                                                   7,575
                                                                                 ----------------
         Total investment income                                                                    $        323,280

EXPENSES:
  Advisory fees                                                                  $      2,651,448
  Trustees' fees and expenses                                                             169,268
  Legal fees                                                                              136,806
  Custodian fees                                                                           75,775
  Shareholder reporting                                                                   115,095
  Accounting and auditing fees                                                             75,077
  Transfer agent fees                                                                      47,652
  Stock exchange listing fee                                                               32,142
  Other                                                                                    90,164
                                                                                 ----------------
         Total expenses                                                                                    3,393,427
                                                                                                    ----------------
           Net investment loss                                                                      $     (3,070,147)
                                                                                                    ----------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

  Net realized gain on investments                                                                  $     22,434,597
  Decrease in net unrealized gain on
   investments                                                                                           (12,204,850)
                                                                                                    ----------------
           Net realized and unrealized gain
           on investments                                                                           $     10,229,747
                                                                                                    ----------------
             Net increase in net assets
             resulting from operations                                                              $      7,159,600
                                                                                                    ================

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGE IN NET ASSETS

                                                                                         FOR THE YEAR ENDED
                                                                                   SEPTEMBER 30,      SEPTEMBER 30,
                                                                                       2004               2003
                                                                                 ----------------   ----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment loss                                                           $     (3,070,147)  $     (2,339,987)
   Net realized gain on investments                                                    22,434,597         14,087,914
   Decrease (increase) in net
      unrealized gain on investments                                                  (12,204,850)        26,876,120
                                                                                 ----------------   ----------------
         Net increase in net assets
         resulting from operations                                               $      7,159,600    $    38,624,047
                                                                                 ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
   Net realized capital gains                                                    $    (16,063,421)  $    (19,370,711)
                                                                                 ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
      reinvestment of distributions
      (653,934 and 1,002,853 shares,
      respectively)                                                              $     10,389,334   $     13,513,685
                                                                                 ----------------   ----------------
         Net increase in net assets                                              $      1,485,513   $     32,767,021

NET ASSETS:

   Beginning of year                                                                  190,352,471        157,585,450
                                                                                 ----------------   ----------------
   End of year                                                                   $    191,837,984   $    190,352,471
                                                                                 ================   ================
   Accumulated net investment
      loss included in net assets at
      end of year                                                                              --                 --
                                                                                 ================   ================

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004

CASH FLOWS USED FOR OPERATING ACTIVITIES:
  Interest income received                                                       $         28,231
  Dividends received                                                                      129,643
  Operating expenses paid                                                              (3,398,567)
                                                                                 ----------------
         Net cash used for operating activities                                  $     (3,240,693)
                                                                                 ----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of portfolio securities                                             $    (65,714,612)
   Net purchases of temporary investments                                              11,771,899
   Sales and maturities of portfolio securities                                        62,450,677
                                                                                 ----------------
         Net cash provided from investing activities                             $      8,507,964
                                                                                 ----------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
   Cash distributions paid, net                                                  $     (5,674,087)
                                                                                 ----------------
         Net cash used for financing activities                                  $     (5,674,087)
                                                                                 ----------------
NET DECREASE IN CASH                                                             $       (406,816)

CASH AT BEGINNING OF YEAR                                                               1,137,987
                                                                                 ----------------
CASH AT END OF YEAR                                                              $        731,171
                                                                                 ================

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH
USED FOR OPERATING ACTIVITIES:

   Net increase in net assets resulting from operations                          $      7,159,600
   Accretion of discount                                                                 (178,824)
   Net realized gain on investments                                                   (22,434,597)
   Decrease in net unrealized gain on investments                                      12,204,850
   Decrease in interest receivable                                                         13,418
   Increase in accrued expenses                                                             5,899
   Increase in prepaid expenses                                                           (11,039)
                                                                                 ----------------
         Net cash used for operating activities                                  $     (3,240,693)
                                                                                 ================

Noncash financing activities not included herein consist of reinvested distributions of $10,389,334.
Noncash investing activities not included herein consist of the conversion of restricted preferred stock with a cost of $9,306,973 to restricted common stock and a merger of an issuer with a cost of $500,059.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                              FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
                               PERIOD INDICATED)

                                                               FOR THE YEAR ENDED SEPTEMBER 30,
                                     -------------------------------------------------------------------------------------
                                         2004              2003             2002 (1)            2001             2000
                                     -------------     -------------     -------------     -------------     -------------
Net asset value per share:
   Beginning of year                 $       16.68     $       15.14     $       23.09     $       39.37     $       17.80
                                     -------------     -------------     -------------     -------------     -------------
Net investment loss                  $       (0.26)(2) $       (0.21)(2) $       (0.26)(2) $       (0.22)(2) $       (0.30)
Net realized and unrealized
   gain (loss) on investments                 0.86              3.55             (4.84)           (12.13)            24.76
                                     -------------     -------------     -------------     -------------     -------------
Total increase (decrease)
   from investment operations        $        0.60     $        3.34     $       (5.09)    $      (12.36)    $       24.46
                                     -------------     -------------     -------------     -------------     -------------
Capital gain distributions
   to shareholders                   $       (1.38)    $       (1.80)    $       (2.86)    $       (3.92)    $       (2.90)
                                     -------------     -------------     -------------     -------------     -------------
Net asset value per share:
   End of year                       $       15.90     $       16.68     $       15.14     $       23.09     $       39.37
                                     =============     =============     =============     =============     =============
Per share market value:
   End of year                       $       16.20     $       15.28     $       11.79     $       18.45     $       31.31

Total investment return
   at market value                           15.52%            47.65%           (25.82%)          (29.07%)          155.36%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year            $ 191,837,984     $ 190,352,471     $ 157,585,450     $ 215,162,600     $ 318,271,356

Ratio of operating expenses
   to average net assets                      1.73%             1.74%             1.71%             1.58%             1.51%
Ratio of net investment loss
   to average net assets                     (1.56%)           (1.38%)           (1.25%)           (0.83%)           (1.06%)
Portfolio turnover rate                      34.93%            32.36%            17.36%            16.49%            12.70%
Number of shares outstanding
   at end of period                     12,066,409        11,412,475        10,409,622         9,318,998         8,085,152

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006, and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

(1) ORGANIZATION

       H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

       The Fund has adopted investment policies (non-fundamental investment policies) which may be changed by action of the Board of Trustees without shareholder approval. In June 2004, the Board of Trustees took action to make the following change (as indicated by the strikethrough) to one of the Fund's non fundamental investment policies:

    "Investments will not be made in any company with the objective of exercising control over that company's management, [STRIKETHROUGH] AND THE FUND GENERALLY WILL NOT PROVIDE MANAGERIAL ASSISTANCE TO ANY SUCH COMPANY AS IS NORMALLY THE CASE WITH VENTURE CAPITAL FUNDS.[/STRIKETHROUGH] The Fund, however, may make investments as a co-investor with other venture capital groups that may provide issuers with significant managerial assistance."

       In June and September, 2004, the Board of Trustees amended the Fund's by-laws to provide for the office of Chief Compliance Officer and to require that all matters put to a vote of shareholders shall be decided by a vote of the majority of all votes validly cast at a meeting at which a quorum is present, unless otherwise specifically required by the Fund's Declaration of Trust or By-Laws.

       The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

    INVESTMENT SECURITIES

       Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of venture capital and other restricted security valuations, these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. See note 4 below. Temporary investments with maturity of 60 days or less are valued at amortized cost.

       Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

    REPURCHASE AGREEMENTS

       In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

    FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

    DISTRIBUTIONS

       The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

    DISTRIBUTION POLICY

       Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

       Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $16,063,421 as a long-term capital gain distribution for its taxable year ended September 30, 2004.

    STATEMENT OF CASH FLOWS

       The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2004.

    INDEMNIFICATIONS

       Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SECURITIES TRANSACTIONS

       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended September 30, 2004 totaled $64,306,635 and $62,449,141 respectively.

       At September 30, 2004, the total cost of securities for Federal income tax purposes was $174,911,515. The net unrealized gain on securities held by the Fund was $16,912,198, including gross unrealized gain of $50,002,742 and gross unrealized loss of $33,090,544.

       At September 30, 2004, the Fund was committed to participate in a round of financing to purchase additional shares of restricted preferred stock for approximately $706,172.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.

       Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $1,000 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 25.89% of the Fund's net assets at September 30, 2004.

       The Fund maintains an investment restriction that prohibits the Fund from purchasing more than 10% of the outstanding voting securities of any issuer. In order to clarify that restriction, the Board of Trusttes (effective September 30, 2004), has determined that for purposes of that restriction, the Fund will consider outstanding voting securities of an issuer to include any security of the issuer that entitles the owner or holder to vote for the election of directors of the issuer (a "voting security") and any other outstanding security of the issuer that is exercisable for or convertible into a voting security within 60 days from the date of calculation.

       During the year ended September 30, 2004, certain restricted securities were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $388,000 at September 30, 2004 has been determined by the Trustees. On September 30, 2004, the Fund has a 5% interest bearing promissory note due October 31, 2004 from the sale of restricted securities, with a par value of $80,800 and an estimated value of $80,000 as determined by the Trustees. The value of the escrow account and note are included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

       The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2004, whose value has been determined by the Trustees of the Fund.

                                                  ACQUISITION                        CARRYING VALUE
           SECURITY                                  DATE               COST            PER UNIT           VALUE
---------------------------------------------------------------------------------------------------------------------
ACADIA Pharmaceuticals?
   Common                                      5/2/00 - 3/19/03   $     2,500,449   $          5.85   $     1,426,628
Agensys
   Series C Cvt. Pfd.                                   2/14/02         2,003,383              3.15         2,000,001
Agilix^
   Series B Cvt. Pfd.                                   11/8/01         2,009,507              0.24           380,952
Avalon Pharmaceuticals
   Series B Cvt. Pfd.                                  10/22/01         2,005,767              1.20           680,350
CardioNet
   Series C Cvt. Pfd.                          5/3/01 - 3/25/03         3,699,455              3.50         3,680,002
Ceres
   Series C Cvt. Pfd.                                  12/23/98         1,000,875              6.00         1,500,000
   Series C-1 Cvt. Pfd.#                                3/31/01            74,325              6.00           109,776
   Series D Cvt. Pfd.#                                  3/14/01         1,046,778              6.00         1,045,200
Concentric Medical^
   Series B Cvt. Pfd.                          5/7/02 - 1/24/03         2,219,473              0.86         2,782,352
   Series C Cvt. Pfd.                                  12/19/03           999,999              0.86           999,999
Conor MedSystems
   Series D Cvt. Pfd.                                  10/23/03         1,602,441              2.50         3,333,333
   Series E Cvt. Pfd.                          7/29/04 - 8/6/04           350,756              2.50           350,000
Corus Pharma
   Series C Cvt. Pfd.                                    4/8/04         2,001,464              1.16         2,000,000
CytoLogix
   Series A Cvt. Pfd.                         1/13/98 - 7/21/99         1,077,913              0.83           265,789
   Series B Cvt. Pfd.#                                  1/11/01           506,622              0.83           124,922
   Cvt. Note#                                           5/29/02           112,224              1.00           112,224
DakoCytomation
   Common                                               6/14/04           734,913             10.41           181,301
EPR
   Series A Cvt. Pfd.                                    3/9/94           800,331              0.01             1,778
Galileo Laboratories
   Series F-1 Cvt. Pfd.                                 8/18/00         2,001,929              0.35           326,371
IDUN Pharmaceuticals
   Series A-1 Cvt. Pfd.                                11/26/02         2,001,311              2.05         1,657,370
   Series B-1 Cvt. Pfd.                                 5/24/04           494,479              1.60           493,827
Masimo
   Series D Cvt. Pfd.                                   8/14/96           910,027             11.00   $     1,430,000
Masimo Labs
   Common                                               3/31/98                 0              0.01             1,300
Myogen#
   Common                                               9/24/04         1,660,100              6.89         1,758,429
Omnisonics Medical Technologies
   Series B Cvt. Pfd.                                   5/24/01         1,606,312              1.34         1,454,150
   Series C Cvt. Pfd.                                   10/1/03         1,200,224              1.16         1,200,000
PHT^
   Series D Cvt. Pfd.                                   7/23/01         2,803,841              0.78         2,800,000
   Series E Cvt. Pfd.                        9/12/03 - 12/17/03           471,725              0.78           471,255
Provident Senior Living
   Common                                               7/26/04         2,100,469             15.00         2,100,000

                                                  ACQUISITION                        CARRYING VALUE
           SECURITY                                  DATE               COST            PER UNIT           VALUE
---------------------------------------------------------------------------------------------------------------------
Raven biotechnologies
   Series B Cvt. Pfd.                                  12/12/00         2,001,150              0.83         1,006,060
   Series C Cvt. Pfd.                                  11/26/02         1,554,400              0.83         1,554,401
Senomyx
   Common                                               2/19/02         2,003,275              6.75         3,857,139
Songbird Hearing
   Common                                              12/14/00   $     2,003,239   $          0.01   $         1,390
Syntiro Heathcare Services
   Common#                                               2/5/97           800,325              0.01             2,041
Theravance
   Common                                               10/4/04         2,402,185             13.95         2,470,599
Therion Biologics
   Series C-2 Cvt. Pfd.#                                8/13/03            40,003              1.80            40,003
   Common                                               6/30/93           251,642              0.01             1,470
   Series A Cvt. Pfd.                        8/20/96 - 10/16/96           289,847              1.80            55,656
   Series B Cvt. Pfd.#                                  6/22/99           600,609              1.80           288,000
   Series C Cvt. Pfd.                        9/26/01 - 10/15/01         1,019,568              1.80           489,254
   Sinking Fund Cvt. Pfd                      10/18/94 - 4/3/96           582,505              0.01               290
TherOx
   Series H Cvt. Pfd.                                   9/11/00         2,001,473              1.48           643,477
   Bridge Note#                                         1/28/04           133,515              1.00           133,515
Triad Therapeutics
   Series A Cvt. Pfd.                                    6/8/99         1,151,067              0.00             1,150
   Series B Cvt. Pfd.                                   1/10/03           702,090              0.00               350
   Series C Cvt. Pfd.                       12/20/00 - 11/25/02           800,000              0.15           120,000
VNUS Medical Technologies
   Series E Cvt. Pfd.                                   8/20/01         2,800,000              5.12         2,800,000
Xanthus Life Sciences
   Series B Cvt. Pfd.                                   12/5/03         1,400,880              1.00         1,400,000
Zyomyx
   New Common                                 2/19/99 - 7/22/02         2,401,101              0.01             2,000
   Series A New Cvt. Pfd.                     2/19/99 - 1/12/04           199,800              0.10            20,000
   Series B New Cvt. Pfd.                               3/31/04               112              0.10                20
                                                                  ---------------                     ---------------
                                                                  $    65,135,877                     $    49,554,124
                                                                  ===============                     ===============

# With warrants attached.
^ Affiliated issuers.
? On May 26, 2004 the Fund purchased non-restricted common of the same issuer at a price of $7.01 per share.

                     REPORT OF INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF H&Q LIFE SCIENCES INVESTORS:

We have audited the accompanying statement of assets and liabilities of H&Q Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2004, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights of the Fund for the year ended September 30, 2000 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 3, 2000. The statement of changes in net assets of the Fund for the year ended September 30, 2003 and the financial highlights for the years ended September 30, 2003, 2002 and 2001 were audited by other auditors whose report, dated November 25, 2003, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Life Sciences Investors as of September 30, 2004, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 22, 2004

                          H&Q LIFE SCIENCES INVESTORS

                                    TRUSTEES

H & Q LIFE SCIENCES INVESTORS
30 ROWES WHARF, SUITE 430
BOSTON, MASSACHUSETTS 02110
(617) 772-8500

                                                                                                              NUMBER OF
                                      POSITION(S) HELD WITH         PRINCIPAL OCCUPATION(S)                   PORTFOLIOS IN FUND
NAME, ADDRESS(1)                      FUND, TERM OF OFFICE(2) AND   DURING PAST 5 YEARS AND                   COMPLEX OVERSEEN
AND DATE OF BIRTH                     LENGTH OF TIME SERVED         OTHER DIRECTORSHIPS HELD                  BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Lawrence S. Lewin                     Trustee (since 1992) and      Executive Consultant. Formerly Chief              2
4/1938                                Chairman (since 2000)         Executive Officer (from 1970-1999) of
                                                                    The Lewin Group (healthcare Public
                                                                    policy and management consulting), a
                                                                    subsidiary of Quintiles Transnational
                                                                    Corp.; and Director (since 2003) of
                                                                    Medco Health Solutions, Inc.

Robert P. Mack                        Trustee (since 1992)          Consultant in Orthopedic Surgery to               2
8/1935                                                              Orthopedic Associates of Aspen
                                                                    (since 2001). Formerly Orthopedic
                                                                    Surgeon (from 1996-1998) at the
                                                                    Steadman-Hawkins Orthopedic Clinic
                                                                    and (from 1977-1996) at the Denver
                                                                    Orthopedic Clinic; and Director of the
                                                                    Department of Orthopedic Surgery at
                                                                    Metropolitan General Hospital and
                                                                    Assistant Professor of Orthopedics at
                                                                    Case Western Reserve University,
                                                                    Cleveland, OH (from 1968-1977).

Eric Oddleifson                       Trustee (since 1992)          Partner (since 2001) and Managing                 2
4/1935                                                              Director (from 1997-2000) of Renewable
                                                                    Resources LLC (forest properties
                                                                    investment). Formerly Managing Director
                                                                    (from 1995-1997) of UBS Asset Management
                                                                    (forest properties investment); and
                                                                    President, Director and Chief Investment
                                                                    Officer (from 1984-1995) of Resource
                                                                    Investments, Inc. (forest properties
                                                                    investment).

Oleg M. Pohotsky                      Trustee (since 2000)          Most recently, Senior Vice President              2
3/1947                                                              (from 1991-2001) of FAC/Equities, a
                                                                    division of First Albany Corporation
                                                                    (investment bank). Formerly General
                                                                    Partner (from 1989-1991) of Strategic
                                                                    Capital Associates (financial advisory
                                                                     firm); and General Partner (from
                                                                    1986-1989) of Capital Growth Partners
                                                                    (private mezzanine capital institutional
                                                                    investment partnership).

                                                                                                              NUMBER OF
                                      POSITION(S) HELD WITH         PRINCIPAL OCCUPATION(S)                   PORTFOLIOS IN FUND
NAME, ADDRESS(1)                      FUND, TERM OF OFFICE(2) AND   DURING PAST 5 YEARS AND                   COMPLEX OVERSEEN
AND DATE OF BIRTH                     LENGTH OF TIME SERVED         OTHER DIRECTORSHIPS HELD                  BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES: (continued)

Uwe E. Reinhardt,                     Trustee (since 1992)          Professor of Economics (since 1968) at            2
Ph.D.                                                               Princeton University.
9/1937

Henri A. Termeer                      Trustee (since 1992)          Chairman (since 1988), Chief Executive            2
2/1946                                                              Officer (since 1985) and President
                                                                    (since 1983) of Genzyme Corporation
                                                                    (human healthcare products); Director
                                                                    (since 1987) of ABIOMED, Inc.; Director
                                                                    (from 1992-2003) of AutoImmune, Inc.;
                                                                    Director (from 1993-2002) of Genzyme
                                                                    Transgenics; and Director (from 1996-
                                                                    2002) of Diacrin, Inc.

INTERESTED TRUSTEES:

Daniel R. Omstead,                    President (since 2001)        President & Chief Executive Officer               2
ENGSCD                                                              (since July 2002) of Hambrecht & Quist
7/1953                                                              Capital Management LLC; President of
                                                                    HQH and of HQL (since 2001); President,
                                                                    Chief Executive Officer (from 2001 to
                                                                    July 2002) and Managing Director (from
                                                                    2000 to July 2002) of Hambrecht & Quist
                                                                    Capital Management Inc.; formerly
                                                                    President and Chief Executive Officer
                                                                    (from 1997-2000) and Chief Operating
                                                                    Officer (1997) of Reprogenesis, Inc.

(1) The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

(2) Each Trustee currently is serving a three year term.

(3) Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

                          H&Q LIFE SCIENCES INVESTORS

                                    OFFICERS

                             POSITION(S) HELD WITH
NAME, ADDRESS(1)             FUND, TERM OF OFFICE(2) AND
AND AGE                      LENGTH OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
OFFICERS:

Daniel R. Omstead,           President (since 2001)                President & Chief Executive Officer (since July 2002) of
ENGSCD                                                             Hambrecht & Quist Capital Management LLC; President of
7/1953                                                             HQH and of HQL (since 2001); President, Chief Executive
                                                                   Officer (from 2001 to July 2002) and Managing Director
                                                                   (from 2000 to July 2002) of Hambrecht & Quist Capital
                                                                   Management Inc.; formerly President and Chief Executive
                                                                   Officer (from 1997-2000) and Chief Operating Officer
                                                                   (1997) of Reprogenesis, Inc.

Kimberley L. Carroll         Treasurer (since 1992)                Treasurer and Chief Financial Officer (since 1987) of
1/1956                                                             HQH and (since 1992) of HQL; and Vice President (from
                                                                   1991-July 2002) and Treasurer (from 2000-July 2002) of
                                                                   Hambrecht & Quist Capital Management Inc.

Kathleen Eckert              Chief Compliance                      Chief Compliance Officer of Hambrecht & Quist Capital
12/1966                      Officer (since 2004)                  Management LLC (since October 2004); Chief Compliance
                                                                   Officer of HQH and of HQL (since October 2004); Senior
                                                                   Vice President of Ivy Mackenzie Services Corp., from
                                                                   June 2002 to January 2004. Chief Compliance Officer of
                                                                   Mackenzie Investment Management, Inc. from June 2002 to
                                                                   June 2003. Director of Fund Administration of Mackenzie
                                                                   Investment Management Inc. from 1999 to June 2003.

 (1) The address for each officer is c/o the Fund at the Fund's address as set forth above.

 (2) Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

          The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328.

                  This page has been intentionally left blank.

                           H&Q LIFE SCIENCES INVESTORS

                       New York Stock Exchange Symbol: HQL

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                  Kimberley L. Carroll, Treasurer and Secretary
                    Kathleen Eckert, Chief Compliance Officer

                                    TRUSTEES
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                            Daniel R. Omstead, ENGSCD
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                                    CUSTODIAN
                       State Street Bank and Trust Company

                                 TRANSFER AGENT
                          EquiServe Trust Company, N.A.

                                  LEGAL COUNSEL
                                   Dechert LLP

         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling

                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, EquiServe Trust Company, N.A.
                    P.O. Box 43010, Providence, RI 02940-3010
                            Telephone: 1-800-426-5523

HAMBRECHT & QUIST CAPITAL MANAGEMENT LLC
30 Rowes Wharf
Boston, MA 02110-3328

HQHLS-AR-04

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics is attached hereto as Exhibit 11(a)(1). During the period covered by this report, the registrant did not (i) make any substantive amendment to the code of ethics or (ii) grant any waiver, including any implicit waiver, from any provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oleg M. Pohotsky. He is "independent" for purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees. The aggregate fees each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $59,660 for the fiscal year ended September 30, 2004 and $54,500 for the fiscal year ended September 30, 2003.

     (b) Audit Related Fees. The registrant was not billed any fees by the principal accountant for the last two fiscal years ended December 31 for the Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements and not otherwise included above.

     (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 for the fiscal year ended September 30, 2004 and $7,392 for the fiscal year ended September 30, 2003. The nature of the services comprising the fees disclosed under this category was tax compliance.

     (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $12,631 for the fiscal year ended September 30, 2004 and $0 for the fiscal year ended September 30, 2003. The nature of the services comprising the fees disclosed was review of fund administration.

(e)  (1) Pre-approval Policies and Procedures

Pursuant to the registrant's Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant's independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(e)(2) All of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) None
(g) None
(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, and Uwe E. Reinhardt.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Registrant's Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures:

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

     The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Mangement LLC (the "Adviser") for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a "Fund" and collectively the "Funds"). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds' shareholders, in accordance with the Adviser's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). The Adviser considers the "best interests" of the Funds and their shareholders to mean their best long-term economic interests.

     The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser's performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

     A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Treasurer of the Adviser, and the analyst responsible for oversight of the company that is the subject of the proxy. The committee considers proxy questions and determines the vote on behalf of the Funds.

PROCEDURES

LOGISTICS

     The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

  -  the name of the issuer;

  -  the exchange ticker symbol, if available;

  -  the CUSIP number, if available;

  -  the shareholder meeting date;

  -  a brief identification of the matter voted on;

  -  whether the matter was proposed by the issuer or a security holder;

  -  whether the Adviser cast its vote on the matter;

  - how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

  -  whether the Adviser cast its vote for or against management;

     The Treasurer shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

SUBSTANTIVE VOTING DECISIONS

     The Adviser's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser's standard considerations when determining how to vote such proxies.

     Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

     Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

     Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

     Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

     Limitations on Director Tenure and Retirement. The Adviser considers: (i) a reasonable retirement age for directors, E.G. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board's stability and continuity.

     Directors' Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

     Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

     Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

     Classified Boards. The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

     Poison Pills. The Adviser considers: (i) the Adviser's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

     Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

     Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer's resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

     Stock Authorizations: The Adviser considers: (i) the need for the increase;
(ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

     Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

     Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

LIMITATIONS

     The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

CONFLICTS OF INTEREST

     The Proxy Committee identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Adviser's CCO. Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser's CCO shall disclose the conflict to the Board and seek voting instructions.

     The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

DISCLOSURE

     The following disclosure shall be provided in connection with these policies and procedures:

          - The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

          - The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds' Form N-PX.

          - The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

          - The Adviser shall cause the Funds' shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds' website, (if the Funds choose); and (iii) on the SEC's website.

          - The Adviser shall cause the Funds' annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds' website, or both; and (ii) on the SEC's website.

RECORDKEEPING

     The Adviser shall maintain records of proxies voted in accordance with
Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser's decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser's written response to any client request, either written or oral, for such records. Proxy statements that are filed on

EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10.  CONTROLS AND PROCEDURES.

     (a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year that have materially affected or are reasonably likely to materially affect, the Registrant's internal control.

ITEM 11.  EXHIBITS.

(a)(1) The Code of Ethics that is the subject of the disclosure required by
Item 2 is attached hereto (Exhibit 1).

(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto (Exhibit 2).

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto (Exhibit 3).


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    H&Q LIFE SCIENCES INVESTORS
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Daniel R. Omstead
                         -------------------------------------------------------
                              Daniel R. Omstead, President

Date: December 9, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kimberley L. Carroll
                         -------------------------------------------------------
                              Kimberley L. Carroll, Treasurer

Date: December 9, 2004



* Print the name and title of each signing officer under his or her signature.